Exhibit 24.01
POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ BEN FOWKE
Ben Fowke
Chairman, President, Chief Executive Officer and Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ Richard K. Davis
Richard K. Davis
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ Richard T. O’Brien
Richard T. O’Brien
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ David K. Owens
David K. Owens
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ Christopher J. Policinski
Christopher J. Policinski
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ James Prokopanko
James Prokopanko
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ A. Patricia Sampson
A. Patricia Sampson
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ James J. Sheppard
James J. Sheppard
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ David A. Westerlund
David A. Westerlund
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ Kim Williams
Kim Williams
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ Timothy V. Wolf
Timothy V. Wolf
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BEN FOWKE, ROBERT C. FRENZEL and SCOTT WILENSKY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, and all amendments, supplements and corrections thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2018.

/s/ Daniel Yohannes
Daniel Yohannes
Director

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